UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2018

RLJ ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35675	45-4950432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8515 Georgia Avenue, Suite 650 Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 608-2115
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

RLJ Entertainment, Inc.

8515 Georgia Avenue, Suite 650

Silver Spring, Maryland 20910

Attention: Miguel Penella, Chief Executive Officer

Copies to:

Arent Fox LLP 1717 K Street, NW Washington, DC 20006 Attention: Jeffrey Jordan, Esq. (202) 857-6473	Greenberg Traurig, LLP MetLife Building 200 Park Avenue New York, NY 10166 Attention: Clifford E. Neimeth, Esq. (212) 801-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act .  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 30, 2018, the Board of Directors of RLJ Entertainment, Inc., a Nevada corporation (the “Company”), adopted and approved an amendment to Article XII of the Bylaws of the Company, as previously amended, effective as of July 29, 2018 (the “Bylaw Amendment”), to render the provisions of Nevada’s controlling interest statutes (NRS 78.378 through 78.3793, inclusive, as amended from time to time, or any successor statutes) not applicable to the Voting and Transaction Support Agreement, dated as of July 29, 2018, by and among Robert L. Johnson, The RLJ Companies, LLC, RLJ SPAC Acquisition, LLC, Digital Entertainment Holdings LLC (“DEH”) and the Company (as amended from time to time, the “Voting Agreement”), the Agreement and Plan of Merger, dated as of July 29, 2018, by and among the Company, AMC Networks Inc., DEH and River Merger Sub Inc. (as amended from time to time, the “Merger Agreement”), and the consummation of the respective transactions contemplated by the Voting Agreement and the Merger Agreement.

The foregoing description of the Bylaw Amendment is only a summary and is qualified in its entirety by reference to the complete text of the Bylaw Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On July 29, 2018, the Company entered into the Merger Agreement and the Voting Agreement, as previously disclosed in the Current Report on Form 8-K filed by the Company on July 30, 2018.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements include, but are not limited to, statements regarding the Company’s proposed business combination transaction with AMC, all statements regarding the Company’s expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” “upside,” and other similar expressions.  All statements in this press release that are not historical facts, are forward-looking statements that reflect the best judgment of the Company based upon currently available information.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below.  Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause its actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed Merger (as defined in the Merger Agreement) include, but are not limited to, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger, uncertainties as to the timing of the Merger, adverse effects on the Company’s stock price resulting from the announcement of the Merger or the failure of the Merger to be completed, competitive responses to the announcement of the Merger, the risk that regulatory, licensure or other approvals required for the consummation of the Merger are not obtained or are obtained subject to terms and conditions that are not anticipated, litigation relating to the Merger, the inability to retain key personnel, and any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect the Company’s plans, results or stock price are set forth in its most recent Annual Report on Form 10-K and in its subsequently filed reports on Forms 10-Q and 8-K.

Many of these factors are beyond the Company’s control.  The Company cautions investors that any forward-looking statements made by it are not guarantees of future performance.  The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the proposed Merger.  In connection with the Merger, the Company will prepare and mail a definitive proxy statement (the “Proxy Statement”) to its stockholders.  In addition, certain participants in the merger will file with the SEC a Schedule 13E-3 Transaction Statement (the “Schedule 13E-3”).

These documents will be filed with or furnished to the SEC.  Investors and stockholders are urged to read carefully and in their entirety these materials and other materials filed with or furnished to the SEC when they become available, as they will contain important information about the Company, the Merger and related matters.  In addition to receiving the Proxy Statement by mail, stockholders also will be able to obtain the Proxy Statement and Schedule 13E-3, as well as other filings containing information about the Company, the Merger and related matters, without charge, from the SEC’s website (http://www.sec.gov).  In addition, these documents can be obtained, without charge, by sending a written request to RLJ Entertainment, Inc., 8515 Georgia Avenue, Suite 650, Silver Spring, Maryland 20910, Attention: Dawn Martens, or by calling (301) 608-2115.

Participants in Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from stockholders with respect to the Merger.  Information regarding the persons or entities who may be considered “participants” in the solicitation of proxies will be set forth in the Proxy Statement and Schedule 13E-3 relating to the Merger, when each is filed with the SEC.  Information regarding the directors and executive officers of the Company is set forth in the Company’s 2017 Annual report on Form 10-K, which was filed with the SEC on March 16, 2018.  Additional information regarding the interests of such potential participants will be included in the Proxy Statement and Schedule 13E-3 and the other relevant documents filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

3.1	Amendment No. 3 to the Bylaws of RLJ Entertainment, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ ENTERTAINMENT, INC.

Date:	August 1, 2018	By:	/s/ MIGUEL PENELLA
		Name:	Miguel Penella
		Title:	Chief Executive Officer